UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
November 10, 2008
Date of Report
(Date of earliest event reported)

SOUTHWEST WATER COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA 90017-3782
(Address, including zip code, of principal executive offices)

(213) 929-1800
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review.

a)  On November 10, 2008, SouthWest Water Company (the “Company”) announced that on November 6, 2008 the Audit Committee of its Board of Directors, acting upon management’s recommendations, concluded that the Company’s consolidated financial statements as of and for the years ended December 31, 2007, 2006 and 2005, and for each of the quarterly periods ended therein, and as of and for the quarterly periods ended March 31, 2008 and June 30, 2008, should no longer be relied upon. As a result, the Company’s consolidated financial statements for those periods will be restated.

As a result of the decision to restate previously issued financial statements, the Company will be unable to file its Quarterly Report on Form 10-Q for the period ended September 30, 2008 with the Securities and Exchange Commission by the required deadline.

The restatement relates to errors discovered by management in its consolidated financial statements while developing a ten year company-wide rate strategy for its regulated utilities. The Company intends to correct the errors in its consolidated financial statements to bring them into alignment with its rate filings. The differences primarily relate to: 1) errors in establishing the rate of depreciation of assets acquired through acquisitions since 2000; and 2) accounting for revenues and related costs associated with the installation of water and sewer taps.

At the time of the acquisition of its Texas assets in 2000, the Company applied a rate of depreciation for financial reporting purposes that did not consider the length of time the assets were in service prior to being acquired. As a result, depreciation expense related to assets acquired through acquisition has been understated in the Company’s consolidated financial statements.

The Company has been capitalizing and depreciating costs associated with installing water and sewer taps in Texas and Mississippi but recognizing the related tap fee revenue when received, instead of expensing the costs as incurred and recognizing the related revenue in the period the tap was actually installed. As a result, previously capitalized tap costs for financial reporting purposes will be charged to expense when incurred and the related depreciation charge will be reversed.

The restatement will also adjust for the impact of other errors that were identified in prior periods but were determined to be immaterial to that period’s financial statements and therefore corrected in the subsequent period. As part of the restatement of the consolidated financial statements, the Company will reverse the entry recorded and instead reflect the correction of the error in the appropriate period. These errors primarily relate to period end revenue and expense accruals, billing adjustments, the calculation of asset impairment charges and income taxes.

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The review process is ongoing and may result in additional adjustments. The Audit Committee intends to engage PricewaterhouseCoopers LLP (“PwC”) to re-audit the Company’s financial statements for the two years ended December 31, 2007. As announced in a Form 8-K filed on November 8, 2007, the Audit Committee engaged PwC as the Company’s independent accountants commencing January 1, 2008. Management currently estimates the cumulative effect of these non-cash adjustments will be to reduce net income by $4 million to $8 million from 2000 to 2008, with most of the income statement impact occurring from 2005 to 2008. The Company is in close contact with its banking syndicate and management’s assessment at this time is that this restatement will not impact its available cash or liquidity.

As soon as practical, following completion of PwC’s audits of 2006, 2007 and 2008, the Company will file with the Securities and Exchange Commission: 1) a Form 10-K for the year ended December 31, 2008; 2) Form 10-Q/As for the quarterly periods ended March 31, 2008 and June 30, 2008; and 3) the Form 10-Q for the quarterly period ended September 30, 2008.

The late filing of the Form 10-Q for the period ended September 30, 2008 has adversely affected our eligibility to use Registration Statements on Form S-3 for registration of our securities with the SEC. Use of Form S-3 requires, among other things, that the issuer be current and timely in its reports under the Exchange Act for at least twelve months. Because of our inability to use Form S-3, we will have to meet more demanding requirements to register additional securities, which will make it more difficult for us to effect public offering transactions, and our range of available financing alternatives could also be narrowed. We will regain Form S-3 eligibility twelve months after the filing of the 2008 Form 10-K.

The Company is assessing the effect of the restatement on internal control over financial reporting as well as disclosure controls and procedures. The Company does not expect to reach a final conclusion on the restatement’s effect on these controls until completion of the restatement process. Since management has not completed its assessment of its disclosure controls and procedures, including internal control over financial reporting, there can be no assurance that control deficiencies that could be material weaknesses will not be identified. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses would preclude a conclusion by management, that the Company’s internal control over financial reporting was effective.

Management and the Audit Committee have discussed the matters described herein with PwC, the Company's current independent registered public accounting firm. In addition, management has discussed these matters with KPMG LLP, the Company’s independent registered public accounting firm for the years ended December 31, 2007, 2006 and 2005.

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This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including expectations relating to future revenues and income, the Company’s ability to gain new business and control costs, involve risks and uncertainties, as well as assumptions that, if they prove incorrect or never materialize, could cause the results of the company to differ materially from those expressed or implied by such forward-looking statements. Actual results may differ materially from these expectations due to changes in regulatory, political, weather, economic, business, competitive, market, environmental and other factors. More detailed information about these factors is contained in the Company’s filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s 2007 Annual Report on Form 10-K. The company assumes no obligation to update these forward-looking statements to reflect any change in future events.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release date November 10, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

Date:	November 10, 2008	By:	/S/ CHERYL L. CLARY
			Name:	Cheryl L. Clary
			Title:	Chief Financial Officer

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